                                                               EXHIBIT 10.10(d)



                              TRADEMARK ASSIGNMENT



      This Assignment is effective as of the 5th day of November, 1997, by and between Brookhurst, Inc., a California corporation with its principal place of business at 107 West Carob Street, Compton, California 90220 ("Assignor") and I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignee").



                                  WITNESSETH:

      WHEREAS, Assignor is the owner of certain trademarks in the United States of America constituting or containing the word BOSS and the Stylized B, including common law rights and rights in certain trademark registrations and applications for registration listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business associated therewith (the "Trademarks");

      WHEREAS, Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                          BROOKHURST, INC.



                                          By: /s/ William Ott
                                             -------------------------------
                                             Name:  William Ott
                                             Title: President



COUNTY OF NEW YORK         :
                           :ss:
STATE OF NEW YORK          :



      On this 5th day of November, 1997, before me personally appeared
William Ott, to me personally known, who, being duly sworn, did say that he is President of Brookhurst, Inc., a California corporation, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.


                                          /s/ Lynn Micholson
                                          --------------------------------
                                                Notary Public

                             SCHEDULE OF TRADEMARKS
                             Brookhurst, Inc.'s BOSS
                    U.S. Trademark Applications/Registrations



=========================================================================================
                 REG. NO.                   GOODS**          COUNTRY/
    TRADEMARK    APP NO.                    (CLASS)           STATE            STATUS
-----------------------------------------------------------------------------------------
B (Stylized)    1,756,992  clothing (25)                       USA      registered/date
-----------------------------------------------------------------------------------------
BOSS            1,023,305  work clothes (25)                   USA      renewed
-----------------------------------------------------------------------------------------
BOSS            1,933,326  golf clubs (28)                     USA      registered
-----------------------------------------------------------------------------------------
LADY BOSS       1,214,960  work clothes (25)                   USA      registered
-----------------------------------------------------------------------------------------
BOSS               101509  clothing (25)                    California  registered
-----------------------------------------------------------------------------------------
BABY BOSS      74/346,231  hand tools (8);                     USA      applied/suspended
                           jewelry (14);
                           paper goods (16);
                           leather goods (18);
                           clothing (25);
                           toys/sporting goods (28)
-----------------------------------------------------------------------------------------
BABY BOSS      74/801,565  linens (24);                        USA      applied/suspended
                           lace and embroidery (26)
-----------------------------------------------------------------------------------------
BOSS           75/013,293  machines and tools (7);             USA      applied/suspended
                           hand tools and instruments (8);
                           appliances (11);
                           vehicles (12);
                           jewelry (14);
                           household utensils (21)
-----------------------------------------------------------------------------------------
BOSS           74/323,654  vehicles (12);                      USA      applied/suspended
                           jewelry (14);
                           paper goods (16);
                           leather goods (18);
                           clothing (25);
                           toys/sporting goods (28)
-----------------------------------------------------------------------------------------



* Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Classification or Status in this Schedule. Said information shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.
** For ease of reference the description of goods in this chart is generalized.

             U.S. Trademark Applications/Registrations (Page 2 of 3)



==================================================================================
                  REG. NO.            GOODS**          COUNTRY/
      TRADEMARK   APP NO.             (CLASS)           STATE         STATUS
----------------------------------------------------------------------------------
BOSS             74/074,962  household utensils (21);    USA     applied/suspended
                             linens (24);
                             clothing (25);
                             toys/sporting goods (28)
----------------------------------------------------------------------------------
BOSS             74/801,552  linens (24);                USA     applied/suspended
                             lace and embroidery (26)
----------------------------------------------------------------------------------
BOSS             74/075,953  clothing (25)               USA     applied/suspended
----------------------------------------------------------------------------------
BOSS             74/326,997  clothing (25)               USA     applied/suspended
----------------------------------------------------------------------------------
BOSS             74/263,623  toys/sporting goods (28)    USA     applied/suspended
----------------------------------------------------------------------------------
BOSS             74/269,769  toys/sporting goods (28)    USA     applied/suspended
----------------------------------------------------------------------------------
BOSS AMERICA     74/346,232  vehicles (12);              USA     applied/suspended
                             jewelry (14);
                             paper goods (16);
                             leather goods (18);
                             clothing (25);
                             toys/sporting goods (28)
----------------------------------------------------------------------------------
BOSS AMERICA     74/801,551  linens (24);                USA     applied/suspended
                             lace and embroidery (26)
----------------------------------------------------------------------------------
BOSS BUSINESS    74/355,226  vehicles (12);              USA     applied/suspended
                             jewelry (14);
                             paper goods (16);
                             leather goods (18);
                             clothing (25);
                             toys/sporting goods (28)
----------------------------------------------------------------------------------
BOSS BUSINESS    74/801,657  linens (24);                USA     applied/suspended
                             lace and embroidery (26)
----------------------------------------------------------------------------------

             U.S. Trademark Applications/Registrations (Page 3 of 3)

================================================================================
                REG. NO.           GOODS**           COUNTRY/
    TRADEMARK   APP NO.            (CLASS)            STATE         STATUS
--------------------------------------------------------------------------------
BOSS GOLF      74/346,233  vehicles (12);              USA     applied/suspended
                           jewelry (14);
                           paper goods (16);
                           leather goods (18);
                           clothing (25);
                           toys/sporting goods (28)
--------------------------------------------------------------------------------
BOSS GOLF      74/801,554  linens (24);                USA     applied/suspended
                           lace and embroidery (26)
--------------------------------------------------------------------------------
LADY BOSS      74/346,230  vehicles (12);              USA     applied/suspended
                           jewelry (14);
                           paper goods (16);
                           leather goods (18);
                           clothing (25);
                           toys/sporting goods (28)
--------------------------------------------------------------------------------
LADY BOSS      74/801,550  linens (24);                USA     applied/suspended
                           lace and embroidery (26)
--------------------------------------------------------------------------------
LITTLE BOSS    74/346,234  hand tools (8);             USA     applied/suspended
                           jewelry (14);
                           paper goods (16);
                           leather goods (18);
                           clothing (25);
                           toys/sporting goods (28)
--------------------------------------------------------------------------------
LITTLE BOSS    74/801,545  linens (24);                USA     applied/suspended
                           lace and embroidery (26)
--------------------------------------------------------------------------------